Exhibit 10.28

EXECUTION VERSION

SUPPLEMENT NO. 4 (this “Supplement ”) dated as of November 3, 2010 to the Guarantee and Collateral Agreement dated as of April 22, 2005 (the “Guarantee and Collateral Agreement ”), among DELTEK, INC. (formerly known as DELTEK SYSTEMS, INC.), a Delaware corporation (the “Borrower”), each subsidiary of the Borrower from time to time party thereto (each such subsidiary individually a “Guarantor” and collectively, the “Guarantors”; the Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG (formerly known as Credit Suisse First Boston and referred to herein together with its affiliates as “Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Second Amended and Restated Credit Agreement dated as of November 3, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, and Credit Suisse AG, as Administrative Agent and as Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Borrower may become Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Domestic Subsidiaries (the “New Subsidiaries”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Guarantors and Grantors under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Subsidiary, by its signature below, becomes a Grantor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder (giving effect to any supplements to schedules thereto delivered in connection herewith) are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of each New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of each New Subsidiary . Each reference to a “Grantor” or a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include each New Subsidiary . The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by such New Subsidiary and (ii) any and all Patents and registered or pending Trademarks and Copyrights now owned by such New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each New Subsidiary shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

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SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

MYSBX CORPORATION,

by

/s/ David Schwiesow
Name: David Schwiesow
Title: Secretary

Address: 13880 Dulles Corner Lane, Herndon, VA 20171
Legal Name: MYSBX
CORPORATION
Jurisdiction of Formation: Delaware

SIRA, LLC,

by

/s/ David Schwiesow
Name: David Schwiesow
Title: Secretary

Address: 13880 Dulles Corner Lane, Herndon, VA 20171
Legal Name: SIRA, LLC
Jurisdiction of Formation: Delaware

INPUT, INC.,

by

/s/ David Schwiesow
Name: David Schwiesow
Title: Secretary

Address: 13880 Dulles Corner Lane, Herndon, VA 20171
Legal Name: INPUT, INC.
Jurisdiction of Formation: Delaware

[Signature Page to GCA Supplement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, Cayman Islands Branch), as Collateral Agent,

by

/s/ John D. Toronto
Name: JOHN D. TORONTO
Title: DIRECTOR

by

/s/ Vipul Dhadda
Name: VIPUL DHADDA
Title: ASSOCIATE

[Signature Page to GCA Supplement - CS]

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Collateral of each Guarantor

EQUITY INTERESTS

Name Of Subsidiary	Registered Owner	Authorized Stock	Outstanding Stock
Deltek Systems (Philippines), Ltd.	Deltek, Inc.	5,000 Common	1,000
Deltek Systems (Colorado), Inc.	Deltek, Inc.	50,000 Common	10,282.75
Deltek Systems (Canada), Inc.	Deltek Systems (Colorado), Inc.	100,000 Common	100
WST Corporation	Deltek, Inc.	10,000,000 Common	473,500
Deltek UK Limited	WST Corporation	250,000	140,000
Deltek Asia Pacific (HK) Limited	WST Corporation	100,000	10,000
C/S Solutions, Inc.	Deltek, Inc.	1,000 Common	200
Deltek Australia Pty Ltd.	Deltek, Inc.	100,000	100
mySBX Corporation	Deltek, Inc.	8,000,000 Common 2,000,000 Preferred	5,490,034 Common
SIRA, LLC	Deltek, Inc. (sole member)	100 Units	100 Units
INPUT, Inc.	Deltek, Inc.	1,000	1
Maconomy A/S	Deltek, Inc.	DKK 77,425,908 share capital	DKK 77,425,908 share capital
Deltek Netherlands BV	Deltek, Inc.	90,000 share capital	18,000 share capital

PLEDGED DEBT SECURITIES

None

INTELLECTUAL PROPERTY

U.S. COPYRIGHTS OWNED BY MYSBX CORPORATION, SIRA, LLC AND

INPUT, INC.

U.S. Copyright Registrations

None

Pending U.S. Copyright Applications for Registration

None

Non-U.S. Copyright Registrations

None

Non-U.S. Pending Copyright Applications for Registration

None

LICENSES

I. Licenses/Sublicensees of MYSBX CORPORATION, SIRA, LLC AND INPUT, INC. as Licensors on Date Hereof

A. Copyrights

U.S. Copyrights

None

Non-U.S. Copyrights

None

B. Patents

U.S. Patents

None

U.S. Patent Applications

None

Non-U.S. Patents

None

Non-U.S. Patent Applications

None

C. Trademarks

U.S. Trademarks

None

U.S. Trademark Applications

None

Non-U.S. Trademarks

None

Non-U.S. Trademark Applications

None

D. Others

None

II. Licensees/Sublicenses of MYSBX CORPORATION, SIRA, LLC AND INPUT, INC. as Licensees on Date Hereof

A. Copyrights

U.S. Copyrights

None

Non-U.S. Copyrights

None

B. Patents

U.S. Patents

None

U.S. Patent Applications

None

Non-U.S. Patents

None

Non-U.S. Patent Applications

None

C. Trademarks

U.S. Trademarks

None

U.S. Trademark Applications

None

Non-U.S. Trademarks

None

Non-U.S. Trademark Applications

None

D. Others

None

PATENTS OWNED BY MYSBX CORPORATION, SIRA, LLC AND INPUT, INC.

U.S. Patent Registrations

None

U.S. Patent Applications

None

Non-U.S. Patent Registrations

None

Non-U.S. Patent Registrations

None

TRADEMARK/TRADE NAMES OWNED BY

MYSBX CORPORATION, SIRA, LLC AND INPUT, INC.

U.S. Trademark Registrations

None

U.S. Trademark Applications

None

State Trademark Registrations

None

Non-U.S. Trademark Registrations

None

Non-U.S. Trademark Applications

None

Trade Names

None